UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0003 par value	VCRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2021, the board of directors of Vocera Communications, Inc. (“Vocera”) appointed Steve Anheier, age 37, as Chief Financial Officer, effective June 15, 2021.

Mr. Anheier has served as Vocera’s Vice President, Finance & Accounting, since September 2019. Prior to joining Vocera, from May 2010 to August 2019, Mr. Anheier served in various roles of increasing responsibility at Accuray Incorporated, including as Vice President, Finance & Investor Relations and Vice President, Senior Director and Director of Financial Planning & Analysis. Mr. Anheier began his career at KPMG LLP from 2006 to 2010. Mr. Anheier holds a Bachelor’s in Accounting from California Polytechnic State University-San Luis Obispo.

In connection with Mr. Anheier’s appointment, (i) his annual base salary will increase to $325,000 and (ii) he will be eligible to receive a cash bonus of up to 50% of his annual base salary, subject to the achievement of certain performance criteria. Mr. Anheier will also be granted initial equity awards of $1,400,000 worth of restricted stock units that will vest over three years in equal annual increments, subject to his continued service to Vocera. Vocera will also enter into its standard form of Indemnity Agreement with Mr. Anheier, which is filed as Exhibit 10.01 to Vocera’s Form S-1 Registration Statement filed on August 1, 2011.

There are no arrangements or understandings between Mr. Anheier and any other persons, pursuant to which he was appointed as Chief Financial Officer, no family relationships among any of Vocera’s directors or executive officers and Mr. Anheier, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

March 25, 2021	By:	/s/ Justin R. Spencer
Justin R. Spencer
Executive Vice President and Chief Financial Officer